Exhibit 99.1 to

8-K dated January 23, 2017

Dennis S. Hudson, III Chairman and Chief Executive Officer Seacoast Banking Corporation of Florida

(772) 288-6086

SEACOAST ANNOUNCES KEY LEADERSHIP CHANGES TO DRIVE GROWTH STRATEGY

Appoints new CFO and Head of Strategy, and Head of Retail Banking Division;

Reaffirms Full-Year 2016 Adjusted EPS Guidance

STUART, Fla., Jan. 26, 2017 -- Seacoast Banking Corporation of Florida (NASDAQ: SBCF) today announced that Charles M. (Chuck) Shaffer, executive vice president and currently head of community banking and former controller, has been appointed chief financial officer and head of strategy, effective March 15. Executive Vice President Julie Kleffel, who has headed small-business banking for the past two years, will succeed Shaffer in overseeing the community banking division, which includes small-business banking. The appointments continue the bank’s evolution as a differentiated and integrated Florida-based community bank.

“Chuck has been instrumental in revitalizing our community banking operations, which is our biggest unit, and helping forge and execute our balanced growth strategy,” said Seacoast Chairman and CEO Dennis S. Hudson III, who noted that Shaffer also has held significant finance roles at Seacoast, including controller. “He has almost 20 years of experience in our business and a deep understanding of our business model, both as it relates to today and looking ahead.”

Seacoast board member Christopher E. Fogal, chairman of the Audit Committee, said, “Moving forward, Chuck brings the perfect complement of experience, skills and passion about our business to lead its financial and strategic initiatives. Even in his current position, Chuck worked closely with our bank’s CFO in business and strategic planning, financial forecasting, and investor relations.”

Stephen A. Fowle, executive vice president and CFO, will continue in the role until mid-March to ensure a smooth transition. “Steve has been an invaluable part of our transformation, and Seacoast wouldn’t be where it is without his contributions,” Hudson said. “We thank Steve for his leadership, and wish him the best in his next endeavor.”

“I have been proud to be a part of Seacoast’s robust growth and progress in recent years,” said Fowle, adding, “Seacoast possesses the management talent and the strategic and technology platforms to continue its growth in the strong Florida market for a long time to come.”

About the new roles for Shaffer and Kleffel, as well as the addition last month of Jeffery (Jeff) Bray as executive vice president of Service and Operations, Hudson said, “These management moves further our efforts for transformational change as the banking industry evolves, change that is essential for our continued growth and achievement.”

Of Kleffel, he said, “Julie has been a dynamic leader of our small-business operations, whose growth has been a critical element of our progress. We look forward to her continued success in this expanded role serving small businesses and consumers alike across the state.”

Bray is a former Bank of America senior vice president of Change Management and, most recently, was president of the eChannel Division of DFC Global. “Jeff brings a balance of business and technical expertise and a proven record of leading high-performing teams in a fast-paced environment,” Hudson noted.

Separately, Seacoast reaffirmed its prior earnings guidance. “2016 was a breakout year for Seacoast,” said Hudson. “We gained new customers, using our balanced strategy of acquisitions and strong organic growth. We also deepened and broadened our relationships with our customers. These factors have produced great results. But we’re confident this is just the beginning.”

Seacoast will release its fourth-quarter and full-year 2016 results on Feb. 1 and conduct a financial community conference call on Feb. 2. Seacoast will hold an investor day, its first, on Feb. 22 in New York.

Background: Chuck Shaffer

Shaffer, who joined Seacoast in 1998 as a financial analyst, has led the Community Banking Group as executive vice president since October 2013. He has been a key driver in influencing Seacoast’s retail, small business, mobile, wealth and nonbank distribution strategies as well as its earnings improvements and technology innovations. Previously, he served as senior vice president and controller from 2005 to October 2013.

A Certified Public Accountant, Shaffer received his Bachelor of Science degree in finance from Florida State University, a Bachelor of Arts degree in accounting from Florida Atlantic University, an MBA with a finance specialization from the University of Central Florida, and is a graduate of the Advanced Management Program at the University of Pennsylvania’s Wharton School of Business.

Background: Julie Kleffel

An Orlando area native, Kleffel joined Seacoast as EVP for Small Business Banking when her previous institution, BankFirst and its parent The BANKshares Inc., merged with Seacoast in October 2014. At BankFirst, she was EVP and Commercial Sales leader and has 20 years of overall banking experience.

She completed her professional education from the American Bankers Association Stonier Graduate School of Banking at the University of Pennsylvania’s Wharton School of Business, graduating with distinction.

Background: Jeff Bray

As president of DFC Global’s eChannel Division, Bray expanded the digital consumer lending business in North America and Europe, where he oversaw the consolidation of operations through multiple acquired lending services. Besides an earlier leadership role at Bank of America, he has held leadership posts at Capital One Financial and General Electric Appliance Division. He received a bachelor’s degree in environmental engineering from the United State Military Academy, and is a Six Sigma Master Black Belt, which signifies he is an expert in management techniques that improve business processes.

About Seacoast Banking Corporation of Florida

Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $4.5 billion in assets and $3.5 billion in deposits as of September 30, 2016. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions, 47 traditional branches of its locally-branded wholly-owned subsidiary bank, Seacoast Bank, and five commercial banking centers. Offices stretch from Ft. Lauderdale, Boca Raton and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida, and west to Okeechobee and surrounding counties. More information about the Company is available at SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, as well as statements with respect to Seacoast's objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "support", "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "further", "point to," "project," "could," "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2015, under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov.